August 2023 Second Quarter 2023 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Charles Nifong, CEO & President

Second Quarter Operations Motor Fuel Gross Profit from the Wholesale Segment declined 6% $17.9 million in 2Q23 versus $19.0 million in 2Q22 Driven by a decline in fuel margin, partially offset by an increase in volume Overall Gross Profit for the Wholesale Segment decreased 5% ($31.7 million for 2Q23 versus $33.5 million for 2Q22) Wholesale fuel margin declined 8%, while fuel volume increased 2% 8.2 cents in 2Q23 versus 8.9 cents in 2Q22 Impacted by lower cost of fuel and terms discounts on certain gallons during the quarter Wholesale fuel volume distributed for 2Q23 was 218.1 million gallons compared to 214.4 million gallons in 2Q22 Volume increase was primarily driven by the integration of the Community Service Stations, Inc. assets acquired during the fourth quarter of 2022, partially offset by the conversion of certain lessee dealers Retail Segment’s Gross Profit increased 19% year-over-year $66.0 million in 2Q23 versus $55.5 million in 2Q22 Increase driven by motor fuel (+20%) and merchandise (+20%) gross profit Fuel margin per gallon, before deducting for credit card fees and commissions, for the retail segment of 37.0 cents in 2Q23 compared to 34.0 cents per gallon in 2Q22 Retail fuel volume for 2Q23 increased 2% when compared to 2Q22 (130.8 million gallons sold in 2Q23 versus 128.8 million gallons in 2Q22)

CrossAmerica Financial Overview Maura Topper, Chief Financial Officer

Second Quarter Results Summary OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended June 30, 2023 2022 % Change Net Income $14,536 $13,966 4% Adjusted EBITDA $42,198 $41,383 2% Distributable Cash Flow $30,395 $32,411 (6%) Weighted Avg. Diluted Units 38,150 37,957 1% Distribution Paid per LP Unit $0.5250 $0.5250 0% Distributions Paid $19,925 $19,904 0% Distribution Coverage (Paid Basis – current quarter) 1.53x 1.63x (6%) Distribution Coverage (Paid Basis – trailing twelve months) 1.68x 1.48x 14% Note: See the reconciliation of Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Capital Expenditures Q2 2023 capital expenditures of $5.3 million, including $3.9 million of growth capex Growth capital projects during the quarter included targeted backcourt and forecourt spend for newly converted company operated Retail locations and store upgrade/rebranding work Credit Facility and Leverage Credit Facility balance at 6/30/23: $761.5 million Reduced from total credit facility balances of $785.5 million at 6/30/22 Leverage ratio at 3.93x at 6/30/23 Reduced from 4.50x at 6/30/22 Effective interest rate of 5.1% at 6/30/23 with benefit of interest rate swaps

Appendix Second Quarter 2023 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income available to us before deducting interest expense, income taxes and depreciation, amortization and accretion, which includes certain impairment charges. Adjusted EBITDA represents EBITDA as further adjusted to exclude equity funded expenses related to incentive compensation and operating expenses payable to affiliates of the general partner, gains or losses on dispositions and lease terminations, certain acquisition related costs, such as legal and other professional fees and severance expenses associated with recently acquired companies, and certain other non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by the weighted average diluted common units and then dividing that result by the distributions paid per limited partner unit. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess our operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess our ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing our financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income, the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for per unit amounts):         Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022   Net income (a)   $ 14,536     $ 13,966     $ 13,557     $ 19,013   Interest expense     10,683       7,321       22,695       13,982   Income tax expense (benefit)     2,797       (113)     1,135       (1,972) Depreciation, amortization and accretion expense     19,298       19,919       39,118       40,194   EBITDA     47,314       41,093       76,505       71,217   Equity-based employee and director compensation expense     562       222       1,123       954   (Gain) loss on dispositions and lease terminations, net     (6,700)     58       (4,933)     302   Acquisition-related costs (b)     1,022       10       1,241       878   Adjusted EBITDA     42,198       41,383       73,936       73,351   Cash interest expense     (10,207)     (6,631)     (20,370)     (12,612) Sustaining capital expenditures (c)     (1,436)     (1,663)     (3,485)     (3,217) Current income tax expense     (160)     (678)     (554)     (863) Distributable Cash Flow   $ 30,395     $ 32,411     $ 49,527     $ 56,659   Distributions paid     19,925       19,904       39,843       39,800   Distribution Coverage Ratio (a)   1.53x     1.63x     1.24x     1.42x   Beginning in 2022, we reconcile Adjusted EBITDA to Net income rather than to Net income available to limited partners. The difference between Net income and Net income available to limited partners is that, beginning in the second quarter of 2022, the accretion of preferred membership interests issued in late March 2022 is a deduction from Net income in computing Net income available to limited partners. Because Adjusted EBITDA is used to assess our financial performance without regard to capital structure, we believe Adjusted EBITDA should be reconciled with Net income, so that the calculation isn’t impacted by the accretion of preferred membership interests. This approach is comparable to our reconciliation of Adjusted EBITDA to Net income available to limited partners in past periods, as we have not recorded accretion of preferred membership interests in past periods. Relates to certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain purchase accounting adjustments associated with recently acquired businesses. Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain our long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes, including payments to renew existing distribution contracts, or to maintain our sites in conditions suitable to lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business.